Other Expenses (Income), Net (Detail) - USD ($) $ in Thousands		12 Months Ended
		May 31, 2019	May 31, 2018	May 31, 2017
Other Income And Expenses [Abstract]
Royalty expense (income), net		$ (96)	$ 404	$ 2,680
(Income) related to unconsolidated equity affiliates		(332)	(1,002)	(1,013)
Pension non-service costs		1,647
Loss on extinguishment of debt	[1]	3,051
Other expense (income), net		$ 4,270	$ (598)	$ 1,667

[1]	In connection with the redemption of all of our outstanding 2.25% convertible senior notes in November 2018, we recognized a loss of $3.1 million, due to the fair value remeasurement on the date of conversion.